UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 14, 2009
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51567 (Commission File Number)	04-3454702 (I.R.S. Employer Identification No.)

439 S. Union St, 5th Floor, Lawrence, MA (Address of principal executive offices)	01843 (Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 8.01.	Other Events
The following information is furnished under both Item 2.02 and 8.01 of this Form 8-K.
On January 14, 2009, NxStage Medical, Inc. (“NxStage”) presented preliminary information regarding NxStage’s fourth quarter and year-end financial results at the JP Morgan Healthcare Conference. A copy of the slides presented at the conference, including this preliminary financial information, is set forth in Exhibit 99.1 to this Current Report on Form 8-K.
The preliminary information regarding NxStage’s financial results is based on unaudited estimates. During the closing process and the preparation of the financial statements and related notes, NxStage could identify items that would require it to make adjustments to the information.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit to this Current Report on Form 8-K pursuant to Items 2.02 and 8.01 shall be deemed to be furnished and not filed:
99.1	Presentation delivered by NxStage Medical, Inc. at the JP Morgan Healthcare Conference on January 14, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: January 14, 2009	By:	/s/ Robert S. Brown
Robert S. Brown
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Slide presentation delivered by NxStage Medical, Inc. at the JP Morgan Healthcare Conference on January 14, 2009.

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